SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014 (October 21, 2014)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other jurisdiction	(Commission file	(I.R.S. Employer
of incorporation)	number)	Identification Number)

760 State Route 10
Whippany, NJ 07981
 (Address of Principal Executive Offices)

_________________________________
(Prior Address if Changed From Last Report)

(973) 884-0136
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities.

Common Stock:

As previously reported on Form 8-K, the Company entered into a 12% Convertible Promissory Note, in the amount of $100,000, with JSJ Investments, Inc. on April 28, 2014.  On October 21, 2014 the parties entered into Amendment #1 to the Note whereby the Maturity Date was extended to April 28, 2015 and JSJ Investments, Inc. agreed to a standstill on conversion into common stock until February 1, 2015.

On or about October 22, 2014, the Company issued a 8% Convertible Redeemable Note to LG Capital Funding, LLC in the amount of $47,250.  The maturity date of the Note is October 22, 2015.  The Note permits LG Capital Funding, LLC to convert, following 180 days of execution of the Note, the principal under the Note at a 50% discount to the lowest intra-day trading price in the 15 day period prior to any Notice of Conversion.  The Company may prepay, with a 50% premium, any outstanding balance during the first 180 days of the Note. The transactional documents are available upon request to the Company.

On or about October 23, 2014 the Company issued a Convertible Note to Vista Capital Investments, LLC in the amount of $250,000.  The first closing under the Note in the amount of $50,000 occurred that day.  The maturity date of the Note is July 23, 2015.  The Note permits the Vista Capital Investments, LLC to convert the principal and interest under the Note at the lesser of $0.05 or 60% of the lowest trading price in the 25 day period prior to the presentment of any conversion notice.  As of the date hereof Vista Capital Investments, LLC has not elected to convert any potion of the Note.  The Company may prepay, with a 45% premium, any outstanding balance during the first 90 days of the Note. The transactional documents are available upon request to the Company.

On or about October 24, 2014, the Company issued a 8% Convertible Redeemable Note to Union Capital, LLC in the amount of $50,000.  The maturity date of the Note is October 24, 2015.  The Note permits Union Capital, LLC to convert, following 180 days of execution of the Note, the principal under the Note at a 50% discount to the lowest intra-day trading price in the 20 day period prior to any Notice of Conversion.  The Company may prepay, with a 50% premium, any outstanding balance during the first 180 days of the Note. The transactional documents are available upon request to the Company.

On or about October 24, 2014, the Company issued a 12% Convertible Note to Eastmore Capital, LLC in the amount of $55,000.  The maturity date of the Note is October 24, 2015.  The Note permits Eastmore Capital, LLC to convert the principal under the Note at a 50% discount to the lowest intra-day trading price in the 15 day period prior to any Notice of Conversion.  The Company may prepay, with a 50% premium, any outstanding balance during the first 6 months of the Note. The transactional documents are available upon request to the Company.

On or about October 30, 2014, the Company issued a Convertible Debenture to Macallan Partners, LLC in the amount of $110,000.  The maturity date of the Note is November 5, 2015.  The Debenture permits Macallan Partners, LLC to convert the principal under the Note at a 50% discount to the lowest intra-day trading price in the 20 day period prior to any Notice of Conversion.  The Company may prepay, with a sliding scale premium up to 45%, any outstanding balance during the term of the Note. The transactional documents are available upon request to the Company.

On or about November 10, 2014, Mark Sarna and the Sarna Family Limited Partnership each elected to convert $25,000 of principal under their convertible notes (See, Form 8-K field November 3, 2014) into 2,500,000 shares of the Company’s restricted common stock.  Each surrendered its $100,000 Convertible Note and were re-issued new $75,000 Convertible Note with the identical terms.

Item 7.01  Regulation FD Disclosure.

On October 29, 2014, the Company announced in a press release (Pazoo Increases Its Stake in Harris Lee, LLC, a Company Formed To Set Up Medical Marijuana Testing Laboratories in the United States and Canada, To A 55% Controlling Interest) that the Company increased by 10% its stake in Harris Lee, LLC in exchange for an equivalent of 15 Million shares of the company’s restricted common stock.  A copy of the press release is attached hereto as Exhibit 99.01.  On October 30, 2014 the Company announced in a press release (Traffic Surges To All Time Record or 240,000 Visitors in One Day on Pazoo.com) that the traffic to the Company’s website (www.pazoo.com) continues to increase to its highest records to date.  A copy of the press release is attached hereto as Exhibit 99.02.  On November 5, 2014, the Company announced in a press release (State of Nevada Approves and Awards Highest Rating to Pazoo's Medical Marijuana Testing Lab Partner MA & Associates, LLC) that MA & Associates, LLC was granted a  marijuana testing laboratory License from the State of Nevada.  This was a milestone event for MA & Associates, LLC and it may now move closer to securing revenue from its testing operations.  A copy of the press release is attached hereto as Exhibit 99.03.  Also on November 5, 2014, the Company announced in a press release (Pazoo Radio Episode 4 Featuring MA and Associates CEO Antonio Del Hierro, Pazoo's Medical Marijuana Testing Laboratory Partner in Nevada, Now Available at Pazoo.com) that MA & Associates, LLC’s CEO Antonio Del Hierro appeared on Pazoo Radio to discuss the future of MA & Associates now that the State of Nevada issued it a testing laboratory License.  A copy of the press release is attached hereto as Exhibit 99.04.  On November 7, 2014, the Company announced in a press release (Pazoo Medical Marijuana Partner MA and Associates, LLC Secures First Client Signing Exclusive Master Testing Services Agreement) that MA & Associates, LLC signed its first of what is hoped to be many testing services agreements and that it is expected that MA & Associates will be ready to start accepting samples for testing early in 2015.  A copy of the press release is attached hereto as Exhibit 99.05.  On November 19, 2014, the Company announced in a press release (Pazoo Radio Episode 5 Healthy Investing: Healthy Ways To Cope With Scary News -- From Terrorism to Ebola -- With Diane Lang) that now available on Pazoo radio is episode 5 featuring Pazoo expert Diane Lang.   A copy of the press release is attached hereto as Exhibit 99.06.

The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.01 through 99.06 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

a.	Exhibits.
	99.01	Press Release dated October 29, 2014
	99.02	Press Release dated October 30, 2014
	99.03	Press Release dated November 5, 2014
	99.04	Press Release dated November 5, 2014
	99.05	Press Release dated November 7, 2014
	99.06	Press Release dated November 19, 2014

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2014	PAZOO, INC. (Registrant)

/s/ David M. Cunic
David M. Cunic/ CEO